Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 12. INCOME TAXES

The Company’s effective income tax rate for the three months ended September 30, 2016, was a benefit of 5.2%. The difference between the federal statutory rate of 35% and the Company’s effective tax rate for the three months ended September 30, 2016, was primarily due to changes in our valuation allowance on deferred tax assets. The Company’s effective income tax rate for the three months ended September 30, 2017, was an expense of 34.6%. The difference between the federal statutory rate of 35% and the Company’s effective tax rate for the three months ended September 30, 2017, was primarily due to changes in our valuation allowance on deferred tax assets.

The Company’s effective income tax rate for the nine months ended September 30, 2016, was a benefit of 7.5%. The difference between the federal statutory rate of 35% and the Company’s effective tax rate for the nine months ended September 30, 2016, was primarily due to an increase in our valuation allowance on deferred tax assets. The Company’s effective income tax rate for the nine months ended September 30, 2017, was an expense of 14.4%. The difference between the federal statutory rate of 35% and the Company’s effective tax rate for the nine months ended September 30, 2017, was primarily due to changes in our valuation allowance on deferred tax assets.

NOTE 13. INCOME TAXES

The components of loss before provision for income taxes are as follows (in thousands):

	Year ended December 31,
	2014	2015	2016
Domestic	$(26,187)	$(66,728)	$(69,020)
Foreign	—	(7,906)	(15,354)

Loss before provision for income taxes	$(26,187)	$(74,634)	$(84,374)

The income tax expense (benefit) is as follows (in thousands):

	Year ended December 31,
	2014	2015	2016
Current:
Federal	$—	$932	$(958)
State	7	(10)	113
Foreign	—	1,424	5,865

Total current income tax expense	7	2,346	5,020

Deferred:
Federal	2,005	(34,589)	(7,550)
State	177	(2,506)	(31)
Foreign	—	(1,340)	(439)

Total deferred income expense (benefit)	2,182	(38,435)	(8,020)

Income tax expense (benefit)	$2,189	$(36,089)	$(3,000)

The reconciliation of income tax at the federal statutory rate to the actual effective income tax rate (benefit) is as follows:

	Year ended December 31,
	2014	2015	2016
Federal statutory rate	(34.0)%	(35.0)%	(35.0)%
Foreign rate differential	—%	0.7%	0.2%
State income taxes, net of federal benefit	(0.8)%	(2.5)%	—%
Nondeductible loan costs	—%	1.5%	1.8%
Nondeductible transaction costs	—%	1.6%	—%
Other differences	0.6%	0.2%	3.2%
Expiration of tax credits	—%	—%	1.9%
Uncertain tax positions	—%	0.3%	0.6%
Valuation allowance	42.6%	(15.2)%	23.7%

	8.4%	(48.4)%	(3.6)%

The components of the net deferred tax liability consist of the following (in thousands):

	December 31,
	2015	2016
Deferred tax assets:
Accrued expenses	$608	$662
Allowance for bad debt	1,176	1,175
Payroll accruals	2,085	1,818
Foreign tax credits	8,834	9,541
Net operating loss carryforwards	35,862	47,019
Property and equipment, net	—	1,830
Research and development credits	1,569	1,420
Loan costs and interest	3,519	3,441
Other	2,017	1,654

Total deferred tax assets	55,670	68,560
Valuation allowance	(8,274)	(28,211)

Deferred tax assets, net of valuation allowance	$47,396	$40,349

Deferred tax liabilities:
Prepaid expenses and other	$(1,033)	$(512)
Intangible assets	(60,309)	(46,785)
Property and equipment, net	(1,364)	—

Deferred tax liabilities	(62,706)	(47,297)

Net deferred tax liabilities	$(15,310)	$(6,948)

In general, it is the practice and intention of the Company to reinvest the earnings of its non-U.S. subsidiaries in those operations. Due to cumulative foreign losses, there is no deferred tax liability recorded for unremitted foreign earnings.

The Company assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to realize the existing deferred tax assets. On the basis of this evaluation, as of December 31, 2016, a valuation allowance of $28.2 million has been established against deferred tax assets.

The Company’s Mexican customers are required under the U.S.-Mexico tax treaty to withhold 10% of their payments due to the Company for license fees, which can be used as foreign tax credits on the Company’s U.S. federal income tax return. The foreign tax credits are not refundable, but can be carried forward for 10 years to offset future tax liability. Of the Company’s $9.5 million in foreign tax credits, approximately $1.7 million begin to expire starting in 2017. In addition, the Company has $1.4 million of research and development credits which begin to expire in 2028. A full valuation allowance has been recorded on the foreign tax credits and research and development credits.

The Company has net operating loss (“NOL”) carryforwards for U.S. federal purposes of $115.9 million, in foreign jurisdictions of $18.6 million and various U.S. states of $43.6 million. The U.S. federal NOL carryforwards begin to expire in 2031, the Mexican NOL carryforwards begin to expire in 2021, and the U.S. state NOL carryforwards begin to expire in 2018.

The Company has uncertain tax positions with respect to prior tax filings. The uncertain tax positions, if asserted by taxing authorities, would result in utilization of the Company’s tax credit and operating loss carryovers. The credit and operating loss carryovers presented as deferred tax assets are reflected net of these unrecognized tax benefits.

As of December 31, 2014, we have not recorded a reserve for unrecognized tax benefits or penalties.

The Company had the following activity for unrecognized tax benefits in 2015 and 2016 (amounts in thousands):

	December 31, 2015	December 31, 2016
Balance-beginning of year	$—	$29,523
Acquisitions	29,701	—
Increases based on tax positions of the current year	795	1,005
Decreases due to lapse of statute	—	(236)
Increases based on tax positions of the prior years	—	1,963
Decreases based on tax positions of the prior years	—	(664)
Currency translation adjustments	(973)	(1,427)

Balance-end of year	$29,523	$30,164

The Company applies a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company recognizes the impact of a tax position in the financial statements when the position is more likely than not of being sustained on audit based on the technical merits of the position.

The total amount of unrecognized tax benefits as of December 31, 2016 was $30.2 million. Of this amount, $11.5 million, if recognized, would be included in our Consolidated Statements of Operations and Comprehensive Loss and have an impact on our effective tax rate. The Company does not anticipate a material reduction of its liability for unrecognized tax benefits before December 31, 2017.

The Company recognizes interest and penalties accrued for unrecognized tax benefits in income tax expense. Related to the unrecognized tax benefits noted above, the Company accrued penalties and interest of $0.4 million during 2016 and in total, as of December 31, 2016, has recognized a liability for penalties and interest of $8.4 million.

The Company entered into an indemnification agreement with the prior owners of Cadillac Jack whereby the prior owners have agreed to indemnify the Company for changes in tax positions by taxing authorities for periods prior to the acquisition. As of December 31, 2016, an indemnification receivable of $16.4 million has been recorded as an other asset in the financial statements. This amount includes the indemnification of the original pre-acquisition tax positions along with any related accrued interest and penalties and is also recorded as a liability for unrecognized tax benefits in other long-term liabilities. The Company concluded that it is probable the indemnification receivable is realizable based on an evaluation of the ability of Cadillac Jack’s prior owner, including a review of its public filings, that demonstrates its financial resources are sufficient to support the amount recorded. If the related unrecognized tax benefits are subsequently recognized, a corresponding charge to relieve the associated indemnification receivables would be recognized in our Consolidated Statements of Operations and Comprehensive Loss and have an impact on operating income.